                                                                    EXHIBIT 99.4

CASE NAME:      KEVCO GP, INC.                                     ACCRUAL BASIS

CASE NUMBER:    401-40786-BJH-11

JUDGE:          BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JULY 31, 2002
                                         -------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ WILFORD W. SIMPSON                                        TREASURER
---------------------------------------            -----------------------------
Original Signature of Responsible Party                         Title

WILFORD W. SIMPSON                                        AUGUST 23, 2002
---------------------------------------            -----------------------------
Printed Name of Responsible Party                               Date


PREPARER:

/s/ DENNIS S. FAULKNER                                 ACCOUNTANT FOR DEBTOR
---------------------------------------            -----------------------------
Original Signature of Preparer                                  Title

DENNIS S. FAULKNER                                        AUGUST 23, 2002
---------------------------------------            -----------------------------
Printed Name of Preparer                                        Date

CASE NAME:                   KEVCO GP, INC.                    ACCRUAL BASIS - 1

CASE NUMBER:                 401-40786-BJH-11

COMPARATIVE BALANCE SHEET

                                                                     SCHEDULED          MONTH
ASSETS                                                                 AMOUNT          JUL-02            MONTH            MONTH
------                                                              -----------     ------------      -----------      -----------
1.  Unrestricted Cash
2.  Restricted Cash
3.  Total Cash                                                                0                0
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)                                                       0                0
9.  Total Current Assets                                                      0                0
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment                                           0                0
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)                          0                0
15. Other (Attach List)                                                 360,837          360,837
16. Total Assets                                                        360,837          360,837

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                                        0
23. Total Post Petition Liabilities                                                            0

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                          75,885,064       13,945,516
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                                             128,815,071      128,791,803
28. Total Pre Petition Liabilities                                  204,700,135      142,737,319
29. Total Liabilities                                               204,700,135      142,737,319

EQUITY

30. Pre Petition Owners' Equity                                                     (204,339,298)
31. Post Petition Cumulative Profit Or (Loss)
32. Direct Charges To Equity (Attach Explanation)(FOOTNOTE)                           61,962,816
33. Total Equity                                                                    (142,376,482)
34. Total Liabilities and Equity                                                         360,837

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:                   KEVCO GP, INC.                      SUPPLEMENT TO

CASE NUMBER:                 401-40786-BJH-11                  ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                             SCHEDULED          MONTH
ASSETS                                                        AMOUNT           JUL-02            MONTH            MONTH
------                                                      -----------      -----------      -----------      -----------
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                                          0                0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION -  LINE 14                     0                0

A.  Investment in Subsidiaries                                  360,837          360,837
B.
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                                   360,837          360,837

POST PETITION LIABILITIES

A.
B.
C.
D.
E.
TOTAL OTHER POST PETITION LIABILITIES -  LINE 22                                       0

PRE PETITION LIABILITIES

A.  Interco.Payables (FOOTNOTE)                                 315,071          291,803
B.  10 3/8% Senior Sub. Notes                               105,000,000      105,000,000
C.  Sr. Sub. Exchangeable Notes                              23,500,000       23,500,000
D.
E.
TOTAL OTHER PRE PETITION LIABILITIES -  LINE 27             128,815,071      128,791,803

CASE NAME:                   KEVCO GP, INC.                    ACCRUAL BASIS - 2

CASE NUMBER:                 401-40786-BJH-11

INCOME STATEMENT

                                                MONTH          MONTH          MONTH        QUARTER
REVENUES                                       JUL-02                                       TOTAL
--------                                     ----------     ----------     ----------     ----------
1.  Gross Revenues                                                                                 0
2.  Less: Returns & Discounts                                                                      0
3.  Net Revenue                                       0                                            0

COST OF GOODS SOLD

4.  Material                                                                                       0
5.  Direct Labor                                                                                   0
6.  Direct Overhead                                                                                0
7.  Total Cost Of Goods Sold                          0                                            0
8.  Gross Profit                                      0                                            0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                                 0
10. Selling & Marketing                                                                            0
11. General & Administrative                                                                       0
12. Rent & Lease                                                                                   0
13. Other (Attach List)                                                                            0
14. Total Operating Expenses                          0                                            0
15. Income Before Non-Operating
    Income & Expense                                  0                                            0

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                                                                0
17. Non-Operating Expense (Att List)                                                               0
18. Interest Expense                                                                               0
19. Depreciation / Depletion                                                                       0
20. Amortization                                                                                   0
21. Other (Attach List)                                                                            0
22. Net Other Income & Expenses                       0                                            0

REORGANIZATION EXPENSES

23. Professional Fees                                                                              0
24. U.S. Trustee Fees                                                                              0
25. Other (Attach List)                                                                            0
26. Total Reorganization Expenses                     0                                            0
27. Income Tax                                                                                     0
28. Net Profit (Loss)                                 0                                            0

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:                   KEVCO GP, INC.                    ACCRUAL BASIS - 3

CASE NUMBER:                 401-40786-BJH-11

CASH RECEIPTS AND                               MONTH                                      QUARTER
DISBURSEMENTS                                  JUL-02          MONTH          MONTH         TOTAL
-----------------                            ----------     ----------     ----------     ----------
1.  Cash - Beginning Of Month                         0                                            0

RECEIPTS FROM OPERATIONS

2.  Cash Sales                                                                                     0

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition                                                                                   0
4.  Post Petition                                                                                  0
5.  Total Operating Receipts                          0                                            0

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)                                                                 0
7.  Sale of Assets                                                                                 0
8.  Other (Attach List)                                                                            0
9.  Total Non-Operating Receipts                      0                                            0
10. Total Receipts                                    0                                            0
11. Total Cash Available                              0                                            0

OPERATING DISBURSEMENTS

12. Net Payroll                                                                                    0
13. Payroll Taxes Paid                                                                             0
14. Sales, Use & Other Taxes Paid                                                                  0
15. Secured / Rental / Leases                                                                      0
16. Utilities                                                                                      0
17. Insurance                                                                                      0
18. Inventory Purchases                                                                            0
19. Vehicle Expenses                                                                               0
20. Travel                                                                                         0
21. Entertainment                                                                                  0
22. Repairs & Maintenance                                                                          0
23. Supplies                                                                                       0
24. Advertising                                                                                    0
25. Other (Attach List)                               0                                            0
26. Total Operating Disbursements                     0                                            0

REORGANIZATION DISBURSEMENTS

27. Professional Fees                                                                              0
28. U.S. Trustee Fees                                                                              0
29. Other (Attach List)                               0                                            0
30. Total Reorganization Expenses                     0                                            0
31. Total Disbursements                               0                                            0
32. Net Cash Flow                                     0                                            0
33. Cash - End of Month                               0                                            0

This form     does  X  does not have related footnotes on Footnotes Supplement.
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
CASE NAME:                   KEVCO GP, INC.                    ACCRUAL BASIS - 4

CASE NUMBER:                 401-40786-BJH-11

                                                               SCHEDULED     MONTH
ACCOUNTS RECEIVABLE AGING                                       AMOUNT       JUL-02      MONTH      MONTH
------                                                         ---------     ------      -----      -----
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                                          0                     0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                                          0                     0

AGING OF POST PETITION                                           MONTH: JULY-02
TAXES AND PAYABLES                                                     ---------

                                0 - 30     31 - 60     61 - 90     91 +
TAXES PAYABLE                    DAYS       DAYS        DAYS       DAYS     TOTAL
-------------                   ------     -------     -------     ----     -----
1.  Federal                                                                     0
2.  State                                                                       0
3.  Local                                                                       0
4.  Other (Attach List)                                                         0
5.  Total Taxes Payable              0           0           0        0         0
6.  Accounts Payable                                                            0

                                                                 MONTH: JULY-02
STATUS OF POST PETITION TAXES                                          ---------

                                      BEGINNING TAX     AMOUNT WITHHELD                      ENDING TAX
FEDERAL                                LIABILITY*        AND/OR ACCRUE     (AMOUNT PAID)     LIABILITY
-------                               -------------     ---------------    -------------     ----------
1.  Withholding **                                                                                    0
2.  FICA - Employee **                                                                                0
3.  FICA - Employer **                                                                                0
4.  Unemployment                                                                                      0
5.  Income                                                                                            0
6.  Other (Attach List)                                                                               0
7.  Total Federal Taxes                           0                   0                0              0

STATE AND LOCAL

8.  Withholding                                                                                       0
9.  Sales                                                                                             0
10. Excise                                                                                            0
11. Unemployment                                                                                      0
12. Real Property                                                                                     0
13. Personal Property                                                                                 0
14. Other (Attach List)                                                                               0
15. Total State And Local                         0                   0                0              0
16. Total Taxes                                   0                   0                0              0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  x  does not have related footnotes on Footnotes Supplement.
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
CASE NAME:                   KEVCO GP, INC.                    ACCRUAL BASIS - 5

CASE NUMBER:                 401-40786-BJH-11


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                 MONTH: JULY-02
                                                                       ---------

BANK RECONCILIATIONS                      Account # 1        Account # 2
--------------------                      -----------        -----------
A.  BANK:                                                                       Other Accounts
B.  ACCOUNT NUMBER:                                                              (Attach List)        TOTAL
C.  PURPOSE (TYPE):
1.  Balance Per Bank Statement                                                               0            0
2.  Add: Total Deposits Not Credited                                                         0            0
3.  Subtract: Outstanding Checks                                                             0            0
4.  Other Reconciling Items                                                                  0            0
5.  Month End Balance Per Books                                                              0            0
6.  Number of Last Check Written

INVESTMENT ACCOUNTS

                                      DATE            TYPE OF
BANK, ACCOUNT NAME & NUMBER        OF PURCHASE       INSTRUMENT       PURCHASE PRICE       CURRENT VALUE
---------------------------        -----------       ----------       --------------       -------------
7.

8.

9.

10. (Attach List)

11. Total Investments

CASH

12. Currency On Hand                                                                                   0
13. Total Cash - End of Month                                                                          0

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
CASE NAME:                   KEVCO GP, INC.                    ACCRUAL BASIS - 6

CASE NUMBER:                 401-40786-BJH-11

                                                            MONTH: JULY-02
                                                                   ---------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                       TYPE OF          AMOUNT          TOTAL PAID
               NAME                    PAYMENT           PAID            TO DATE
               ----                    -------          ------          ----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Insiders

                                  PROFESSIONALS

                                             DATE OF
                                           COURT ORDER                                                      TOTAL
                                           AUTHORIZING        AMOUNT        AMOUNT       TOTAL PAID       INCURRED &
               NAME                          PAYMENT         APPROVED        PAID         TO DATE          UNPAID *
               ----                        -----------       --------       ------       ----------       ----------
1.
2.
3.
4.
5.  (Attach List)
6.  Total Payments To Professionals

      * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                                          AMOUNTS          TOTAL
                                       SCHEDULED          PAID             UNPAID
                                        MONTHLY           DURING           POST
              NAME OF CREDITOR        PAYMENTS DUE        MONTH           PETITION
              ----------------        ------------        -------        ----------
1.  Bank of America                                             0        13,945,516
2.
3.
4.
5.  (Attach List)
6.  TOTAL                                                                13,945,516

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:                   KEVCO GP, INC.                    ACCRUAL BASIS - 7

CASE NUMBER:                 401-40786-BJH-11

                                                               MONTH:   JULY-02
                                                                       ---------

QUESTIONNAIRE

                                                                                                             YES      NO
                                                                                                             ---      --
1.  Have any Assets been sold or transferred outside the normal course of business this reporting period?              X

2.  Have any funds been disbursed from any account other than a debtor in possession account?                          X

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                            X

4.  Have any payments been made on Pre Petition Liabilities this reporting period?                                     X

5.  Have any Post Petition Loans been received by the debtor from any party?                                           X

6.  Are any Post Petition Payroll Taxes past due?                                                                      X

7.  Are any Post Petition State or Federal Income Taxes past due?                                                      X

8.  Are any Post Petition Real Estate Taxes past due?                                                                  X

9.  Are any other Post Petition Taxes past due?                                                                        X

10. Are any amounts owed to Post Petition creditors delinquent?                                                        X

11. Have any Pre Petition Taxes been paid during the reporting period?                                                 X

12. Are any wage payments past due?                                                                                    X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE

                                                                                                        YES      NO
                                                                                                        ---      --
1.  Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?      X

2.  Are all premium payments paid current?                                                               X

3.  Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no operations.

                              INSTALLMENT PAYMENTS

TYPE OF POLICY                      CARRIER                   PERIOD COVERED         PAYMENT AMOUNT & FREQUENCY
--------------                      -------                   --------------         --------------------------
General Liability            Aon Risk Services                 3/1/02-9/1/02         Semi-Annual        $98,598
D&O Liability                Great American Insurance      11/1/2001-10/31/2004      Annual             $64,657

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO GP, INC.                             FOOTNOTES SUPPLEMENT

CASE NUMBER:     401-40786-BJH-11                           ACCRUAL BASIS

                                                            MONTH:     JULY-02
                                                                     -----------

ACCRUAL
BASIS
FORM
NUMBER       LINE NUMBER     FOOTNOTE / EXPLANATION
------       -----------     ----------------------
1                24          The direct charges to equity are due to the secured debt
1                32          reductions pursuant to sales of Kevco Manufacturing, L.P.'s operating divisions, the asset sale of the South Region of
                             Kevco Distribution as well as direct cash payments. The
                             secured debt owed to Bank of America by Kevco, Inc. (Case No.
                             401-40783-BJH-11) has been guaranteed by all of its co-debtors
                             (See Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.

1                27A         Intercompany payables are to co-debtors Kevco Management Co.
                             (Case No. 401-40788-BJH-11), Kevco Distribution, LP (Case No.
                             401-40789-BJH-11), Kevco Manufacturing, LP (Case No.
                             401-40784-BJH-11), Kevco Holding, Inc. (Case No.
                             401-40785-BJH-11), Kevco, Inc. (Case No. 401-40783-BJH-11),
                             DCM Delaware, Inc. (Case No. 401-40787-BJH-11), and Kevco
                             Components, Inc. (Case No. 401-40790-BJH-11).